Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION

JUNE 30, 2014

Cedar Realty Trust, Inc.

44 South Bayles Avenue

Port Washington, NY 11050-3765

Tel: (516) 767-6492 Fax: (516) 767-6497

www.cedarrealtytrust.com

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

June 30, 2014

(unaudited)

TABLE OF CONTENTS

Earnings Press Release	3-6

Financial Information
Condensed Consolidated Balance Sheets	7
Condensed Consolidated Statements of Operations	8
Supporting Schedules to Consolidated Statements	9
Funds From Operations and Additional Disclosures	10
Earnings Before Interest, Taxes, Depreciation and Amortization	11
Summary of Outstanding Debt	12-13
Summary of Debt Maturities	14

Portfolio Information
Real Estate Summary	15-17
Leasing Activity	18
Tenant Concentration	19
Lease Expirations	20
Same-Property Net Operating Income	21
2014 Acquisitions and Dispositions	22
Summary of Real Estate Held For Sale/Conveyance	23

Non-GAAP Financial Disclosures	24

Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, statements made or incorporated by reference herein may include certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, or the negative thereof. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to, those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. Accordingly, the information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2013 and Form 10-Q for the quarter ended June 30, 2014.

CEDAR REALTY TRUST REPORTS

SECOND QUARTER 2014 RESULTS

Port Washington, New York – August 6, 2014 – Cedar Realty Trust, Inc. (NYSE:CDR) today reported results for the second quarter ended June 30, 2014.

Highlights

—	Operating funds from operations (FFO) of $0.14 per diluted share
—	Same-property net operating income (NOI) increased 2.0%
—	Signed 61 new and renewal leases for 380,000 square feet
—	Comparable cash-basis lease spreads of 8.9%
—	Total portfolio 93.3% leased and same-property portfolio 93.8% leased at quarter-end
—	Raised low end of 2014 Operating FFO guidance to a new range of $0.52 to $0.54 per diluted share

“In addition to our consistent operating results, we are pleased with the improving quality of our shopping center portfolio,” commented Bruce Schanzer, President and CEO. “As a result of our capital recycling efforts, we have disposed of four properties for $65.3 million with an average three-mile population density of 22,000 and acquired a property for $92.3 million with a three-mile population density of 325,000. These ongoing portfolio improvements will enable us to drive increases in shareholder value.”

Financial Results

Operating FFO for second quarter 2014 was $11.2 million or $0.14 per diluted share, compared to $9.0 million or $0.12 per diluted share for the same period in 2013. Operating FFO for six months ended June 30, 2014 was $21.4 million or $0.27 per diluted share, compared to $17.7 million or $0.24 per diluted share for the same period in 2013.

Net income attributable to common shareholders for second quarter 2014 was $13.5 million or $0.17 per diluted share, compared to net income of $977,000 or $0.01 per diluted share for the same period in 2013. Net income attributable to common shareholders for six months ended June 30, 2014 was $11.6 million or $0.15 per diluted share, compared to net income of $65,000 or $0.00 per diluted share for the same period in 2013.

Portfolio Results

Same-property NOI increased 2.0% for second quarter 2014 compared to the same period in 2013. This figure includes the impact of re-leasing the dark anchor at Oakland Commons with a Walmart Neighborhood Market. Same-property NOI growth, excluding the re-leasing impact was 1.0%.

During second quarter 2014, the Company signed 61 leases for 380,000 square feet. On a comparable space basis, the Company leased 355,000 square feet at a positive lease spread of 8.9% on a cash basis (new leases increased 8.0% and renewals increased 9.0%).

The Company continues to make progress in its capital recycling efforts, directed towards upgrading the quality of its shopping center portfolio. On March 21, 2014, the Company completed the $92.3 million acquisition of Quartermaster Plaza, with 456,000 leasable square feet, a present average base rent of $13.90 per square foot, and a population density of approximately 325,000 people within a three-mile radius. Further, commencing in the second quarter of 2014 through the recent sale of Carbondale Plaza on July 18, 2014, the Company has sold four properties for an aggregate of $65.3 million, having an average of 138,000 leasable square feet per property, an average base rent of $9.85 per square foot, and an average population density of approximately 22,000 people within a three-mile radius.

The Company’s total portfolio, excluding properties held for sale, was 93.3% leased at June 30, 2014, compared to 93.6% at December 31, 2013 and 92.7% at June 30, 2013. The Company’s same-property portfolio was 93.8% leased at June 30, 2014, compared to 94.3% at December 31, 2013 and 93.8% at June 30, 2013.

Balance Sheet

As of June 30, 2014, the Company has $165.8 million available under its revolving credit facility and reported net debt to earnings before interest, taxes, depreciation and amortization (EBITDA) of 7.7 times. Additionally, thus far in 2014, the Company has repaid approximately $135 million of secured mortgage debt with proceeds from the Company’s previously-announced $150 million in unsecured term loans, thereby improving balance sheet flexibility.

2014 Guidance

The Company raised the low end of its 2014 Operating FFO guidance to a new range of $0.52 to $0.54 per diluted share from the previous range of $0.51 to $0.54 per diluted share.

Quarterly Dividends

As previously announced, the Company will pay a cash dividend of $0.05 per share on the Company’s common stock and $0.453125 per share on the Company’s 7.25% Series B Cumulative Redeemable Preferred Stock on August 20, 2014 to shareholders of record as of the close of business on August 8, 2014.

Funds From Operations Reconciliation

The Company reports FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (NAREIT). FFO is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. The Company’s computation of FFO, as detailed in the attached schedule, is in accordance with

NAREIT’s pronouncements. The Company also presents “Operating FFO”, which excludes certain items that are not indicative of the results provided by the Company’s consolidated portfolio and that affect the comparability of the Company’s period-over-period performance, as also detailed in the attached schedule.

Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended June 30, 2014. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

Investor Conference Call

The Company will host a conference call today, August 6, 2014, at 5:00 PM (ET) to discuss the second quarter results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company’s website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on August 6, 2014, until midnight (ET) on August 20, 2014. The replay dial-in numbers are (877) 870-5176 or (1) (858) 384-5517 for international callers. Please use passcode 13583882 for the telephonic replay. A replay of the Company’s webcast will be available on the Company’s website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership and operation of primarily grocery-anchored shopping centers straddling the Washington DC to Boston corridor. The Company’s portfolio (excluding properties treated as “held for sale”) is comprised of 60 properties, with approximately 9.4 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Statements made in this press release that are not strictly historical are “forward-looking” statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, which identifies important risk factors that could cause actual results to differ from those contained in forward-looking statements.

Contact Information:

Cedar Realty Trust, Inc.

Investor Relations

Jennifer Bitterman

(516) 944-4561

CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	June 30	December 31
	2014	2013
ASSETS
Real estate
Land	$313,774,000	$276,747,000
Buildings and improvements	1,160,294,000	1,101,084,000

	1,474,068,000	1,377,831,000
Less accumulated depreciation	(253,558,000)	(236,784,000)

Real estate, net	1,220,510,000	1,141,047,000
Real estate held for sale/conveyance	51,607,000	129,945,000
Cash and cash equivalents	4,037,000	3,973,000
Restricted cash	10,297,000	11,063,000
Receivables	19,581,000	18,100,000
Other assets and deferred charges, net	28,488,000	27,798,000

TOTAL ASSETS	$1,334,520,000	$1,331,926,000

LIABILITIES AND EQUITY
Mortgage loans payable	$425,245,000	$509,308,000
Mortgage loans payable - real estate held for sale/conveyance	6,618,000	29,832,000
Unsecured revolving credit facility	76,500,000	153,500,000
Unsecured term loans	200,000,000	50,000,000
Accounts payable and accrued liabilities	19,277,000	22,666,000
Unamortized intangible lease liabilities	25,911,000	25,509,000
Unamortized intangible lease liabilities - real estate held for sale/conveyance	1,092,000	5,463,000

Total liabilities	754,643,000	796,278,000

Noncontrolling interest - limited partners’ mezzanine OP Units	409,000	414,000

Commitments and contingencies	-	-

Equity:
Cedar Realty Trust, Inc. shareholders’ equity:
Preferred stock	190,661,000	190,661,000
Common stock and other shareholders’ equity	382,525,000	337,016,000

Total Cedar Realty Trust, Inc. shareholders’ equity	573,186,000	527,677,000

Noncontrolling interests:
Minority interests in consolidated joint ventures	3,329,000	4,202,000
Limited partners’ OP Units	2,953,000	3,355,000

Total noncontrolling interests	6,282,000	7,557,000

Total equity	579,468,000	535,234,000

TOTAL LIABILITIES AND EQUITY	$1,334,520,000	$1,331,926,000

CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
REVENUES
Rents	$29,633,000	$27,295,000	$58,005,000	$54,624,000
Expense recoveries	7,255,000	6,463,000	16,175,000	14,470,000
Other	181,000	163,000	236,000	386,000

Total revenues	37,069,000	33,921,000	74,416,000	69,480,000

PROPERTY OPERATING EXPENSES
Operating, maintenance and management	6,221,000	5,354,000	14,247,000	12,147,000
Real estate and other property-related taxes	4,602,000	4,394,000	9,109,000	8,860,000

Total property operating expenses	10,823,000	9,748,000	23,356,000	21,007,000

PROPERTY OPERATING INCOME	26,246,000	24,173,000	51,060,000	48,473,000

OTHER EXPENSES
General and administrative	3,780,000	3,456,000	7,304,000	6,726,000
Employee termination costs	-	-	-	106,000
Acquisition costs	-	-	2,870,000	-
Impairment charges/(reversal)	1,725,000	-	1,807,000	(1,100,000)
Depreciation and amortization	9,693,000	9,452,000	19,141,000	18,953,000

Total other expenses	15,198,000	12,908,000	31,122,000	24,685,000

OPERATING INCOME	11,048,000	11,265,000	19,938,000	23,788,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(8,124,000)	(8,925,000)	(16,182,000)	(17,812,000)
Early extinguishment of debt costs	(62,000)	(21,000)	(163,000)	(106,000)
Gain on sales	3,810,000	-	3,810,000	346,000

Total non-operating income and expense	(4,376,000)	(8,946,000)	(12,535,000)	(17,572,000)

INCOME FROM CONTINUING OPERATIONS	6,672,000	2,319,000	7,403,000	6,216,000

DISCONTINUED OPERATIONS
Income from operations	751,000	869,000	1,794,000	824,000
Impairment reversals, net	183,000	-	119,000	-
Gain on extinguishment of debt obligations	1,423,000	1,298,000	1,423,000	1,298,000
Gain on sales	7,963,000	-	7,963,000	-

Total income from discontinued operations	10,320,000	2,167,000	11,299,000	2,122,000

NET INCOME	16,992,000	4,486,000	18,702,000	8,338,000

Less, net loss (income) attributable to noncontrolling interests:
Minority interests in consolidated joint ventures	147,000	97,000	213,000	103,000
Limited partners’ interest in Operating Partnership	(79,000)	(4,000)	(68,000)	(1,000)

Total net loss (income) attributable to noncontrolling interests	68,000	93,000	145,000	102,000

NET INCOME ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	17,060,000	4,579,000	18,847,000	8,440,000

Preferred stock dividends	(3,602,000)	(3,602,000)	(7,204,000)	(7,209,000)
Preferred stock redemption costs	-	-	-	(1,166,000)

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$13,458,000	$977,000	$11,643,000	$65,000

PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS (BASIC AND DILUTED)
Continuing operations	$0.03	$(0.02)	$(0.00)	$(0.03)
Discontinued operations	0.14	0.03	0.15	0.03

	$0.17	$0.01	$0.15	$(0.00)

Weighted average number of common shares - basic and diluted	75,531,000	68,345,000	75,076,000	68,342,000

CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets	June 30	December 31
	2014	2013

Construction in process (included in buildings and improvements)	$9,342,000	$7,728,000

Receivables
Rents and other tenant receivables, net	$4,332,000	$3,282,000
Straight-line rents	15,249,000	14,818,000

	$19,581,000	$18,100,000

Other assets and deferred charges, net
Lease origination costs	$18,827,000	$14,832,000
Financing costs	5,193,000	5,052,000
Prepaid expenses	3,003,000	5,669,000
Other	1,465,000	2,245,000

	$28,488,000	$27,798,000

Statements of Operations	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Rents
Base rents	$28,100,000	$25,692,000	$55,023,000	$51,206,000
Percentage rent	134,000	175,000	255,000	291,000
Straight-line rents	292,000	379,000	479,000	836,000
Amortization of intangible lease liabilities	1,107,000	1,049,000	2,248,000	2,291,000

	$29,633,000	$27,295,000	$58,005,000	$54,624,000

CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Net income attributable to common shareholders	$13,458,000	$977,000	$11,643,000	$65,000
Real estate depreciation and amortization	9,609,000	9,657,000	18,970,000	19,386,000
Limited partners’ interest	79,000	4,000	68,000	1,000
Impairment charges/(reversal)	1,542,000	-	1,688,000	(1,100,000)
Gain on sales	(11,773,000)	-	(11,773,000)	(346,000)
Consolidated minority interests:
Share of (loss)	(147,000)	(97,000)	(213,000)	(103,000)
Share of FFO	(226,000)	(278,000)	(533,000)	(695,000)

Funds From Operations (“FFO”)	12,542,000	10,263,000	19,850,000	17,208,000
Adjustments for items affecting comparability:
Acquisition costs	-	-	2,870,000	-
Early extinguishment of debt costs, net	62,000	21,000	150,000	543,000
Gain on extinguishment of debt obligations	(1,423,000)	(1,298,000)	(1,423,000)	(1,298,000)
Employee termination costs	-	-	-	106,000
Preferred stock redemption costs	-	-	-	1,166,000

Operating Funds From Operations (“Operating FFO”)	$11,181,000	$8,986,000	$21,447,000	$17,725,000

FFO per diluted share:	$0.16	$0.14	$0.25	$0.24

Operating FFO per diluted share:	$0.14	$0.12	$0.27	$0.24

Weighted average number of diluted common shares:
Common shares	79,223,000	72,301,000	78,756,000	72,122,000
OP Units	465,000	281,000	472,000	281,000

	79,688,000	72,582,000	79,228,000	72,403,000

Additional Disclosures (Pro-Rata Share):
Straight-line rents	$298,000	$387,000	$495,000	$878,000
Amortization of intangible lease liabilities	1,049,000	991,000	2,129,000	2,070,000
Non-real estate amortization	720,000	677,000	1,405,000	1,234,000
Share-based compensation, net	821,000	827,000	1,611,000	1,548,000
Maintenance capital expenditures (a)	449,000	861,000	862,000	1,570,000
Lease related expenditures (b)	593,000	475,000	1,402,000	1,030,000
Development and redevelopment capital expenditures	1,951,000	4,638,000	4,355,000	8,026,000
Capitalized interest and financing costs	201,000	289,000	402,000	587,000

(a) Consists of payments for building and site improvements.

(b) Consists of payments for tenant improvements and leasing commissions.

CEDAR REALTY TRUST, INC.

Earnings Before Interest, Taxes, Depreciation and Amortization

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
EBITDA Calculation

Income from continuing operations	$6,672,000	$2,319,000	$7,403,000	$6,216,000
Add (deduct):
Interest expense (including early extinguishment of debt costs)	8,186,000	8,946,000	16,345,000	17,918,000
Depreciation and amortization	9,693,000	9,452,000	19,141,000	18,953,000
Minority interests share of consolidated joint venture EBITDA	(738,000)	(792,000)	(1,554,000)	(1,717,000)
Discontinued operations:
Income from operations	751,000	869,000	1,794,000	824,000
Interest expense (including early extinguishment of debt costs)	230,000	631,000	631,000	1,777,000
Depreciation and amortization	-	311,000	-	632,000

EBITDA	24,794,000	21,736,000	43,760,000	44,603,000
Adjustments for items affecting comparability:
Acquisition costs	-	-	2,870,000	-
Impairment charges/(reversal)	1,725,000	-	1,807,000	(1,100,000)
Employee termination costs	-	-	-	106,000
Gain on sales	(3,810,000)	-	(3,810,000)	(346,000)

Adjusted EBITDA	$22,709,000	$21,736,000	$44,627,000	$43,263,000

Pro-rata share of net debt (a)
Pro-rata share of debt	$675,759,000	$703,201,000	$675,759,000	$703,201,000
Pro-rata share of unrestricted cash and cash equivalents	(3,494,000)	(3,935,000)	(3,494,000)	(3,935,000)

	$672,265,000	$699,266,000	$672,265,000	$699,266,000

Pro-rata fixed charges (a)
Interest expense (b)	$7,386,000	$8,711,000	$14,934,132	$17,353,000
Preferred stock dividends	3,602,000	3,602,000	7,204,000	7,209,000
Scheduled mortgage repayments	1,824,000	2,216,000	4,126,000	4,549,000

	$12,812,000	$14,529,000	$26,264,132	$29,111,000

Debt and Coverage Ratios
Net debt to Adjusted EBITDA (c)	7.7x	8.0x	7.7x	8.1x
Interest coverage ratio (based on Adjusted EBITDA)	3.1x	2.5x	3.0x	2.5x
Fixed charge coverage ratio (based on Adjusted EBITDA)	1.8x	1.5x	1.7x	1.5x

(a) Includes properties “held for sale/conveyance”.

(b) Excludes early extinguishment of debt costs.

(c) For the purposes of this computation, this ratio has been adjusted to include annualizing the results of properties acquired, and to exclude, where applicable, (i) the results and debt related to properties sold and conveyed, (ii) management fee income relating to the terminated Cedar/RioCan joint venture, and (iii) lease termination income.

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt

As of June 30, 2014

Property	Percent Owned	Maturity Date	Interest Rate (a)	Amounts
Fixed-rate mortgages:

Fieldstone Marketplace	100%	Jul 2014	6.0%	$16,878,000

Mechanicsburg Center	100%	Nov 2014	5.5%	8,243,000

Elmhurst Square	100%	Dec 2014	5.4%	3,677,000

New London Mall	40%	Apr 2015	4.9%	27,365,000

Oak Ridge Shopping Center	100%	May 2015	5.5%	3,199,000

Pine Grove Plaza	100%	Sep 2015	5.0%	5,264,000

Groton Shopping Center	100%	Oct 2015	5.3%	11,170,000

Quartermaster Plaza	100%	Oct 2015	5.3%	41,993,000

Southington Center	100%	Nov 2015	5.1%	5,274,000

Jordan Lane	100%	Dec 2015	5.5%	11,989,000

Oakland Mills	100%	Jan 2016	5.5%	4,508,000

Franklin Village Plaza	100%	Aug 2016	4.1%	41,766,000

West Bridgewater Plaza	100%	Sep 2016	6.2%	10,356,000

Carman’s Plaza	100%	Oct 2016	6.2%	33,500,000

Hamburg Square	100%	Oct 2016	6.1%	4,783,000

Meadows Marketplace	100%	Nov 2016	5.6%	9,533,000

San Souci Plaza	40%	Dec 2016	6.2%	27,200,000

Camp Hill	100%	Jan 2017	5.5%	62,924,000

Golden Triangle	100%	Feb 2018	6.0%	19,511,000

Gold Star Plaza	100%	May 2019	7.3%	1,393,000

Swede Square	100%	Nov 2020	5.5%	10,079,000

Colonial Commons	100%	Feb 2021	5.5%	26,527,000

The Point	100%	Nov 2022	4.5%	29,247,000

Metro Square	100%	Nov 2029	7.5%	8,143,000

Total fixed-rate mortgages		3.0 years	5.4%	$424,522,000

		weighted average

CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt (Continued)

As of June 30, 2014

Property	Maturity Date	Interest Rate (a)	Amounts
Total fixed-rate mortgages	3.0 years	5.4%	424,522,000
	weighted average

Net unamortized premium			723,000

Total mortgage debt, net			425,245,000

Unsecured debt:
Revolving credit facility (b)	Aug 2016	2.2%	76,500,000
Term loan	Aug 2018	2.0%	50,000,000
Term loan (c)	Feb 2019	3.4%	75,000,000
Term loan (d)	Feb 2021	4.3%	75,000,000

	4.4 years	3.0%	276,500,000

	weighted average

Total Debt (excluding debt on properties held for sale/conveyance)	3.5 years	4.5%	$701,745,000

	weighted average

Pro-rata share of total debt reconciliation:
Total debt (excluding debt on properties held for sale/conveyance)			$701,745,000
Less pro-rata share attributable to joint venture minority interests			(32,604,000)
Plus pro-rata share attributable to properties held for sale/conveyance			6,618,000

Pro-rata share of total debt			$675,759,000

Fixed to variable rate-debt ratio:
Fixed-rate debt (e)			$549,259,000	81.3%
Variable-rate debt			126,500,000	18.7%

			$675,759,000	100.0%

(a) For variable-rate debt, rate in effect as of June 30, 2014.

(b) Subject to two one-year extension options.

(c) Reflects the forward interest rate swap that effectively converts this variable-rate debt to a fixed-rate debt of 3.4% beginning on July 1, 2014 through maturity.

(d) Reflects the forward interest rate swap that effectively converts this variable-rate debt to a fixed-rate debt of 4.3% beginning on July 1, 2014 through maturity.

(e) Includes $150,000,000 of term loans (See notes c and d above).

CEDAR REALTY TRUST, INC.

Summary of Debt Maturities

As of June 30, 2014

	Secured Debt		Unsecured Debt
Year	Scheduled Amortization	Balloon Payments	Revolving Credit Facility			Term Loans	Total

2014	$3,082,000	$28,650,000	$-			$-	$31,732,000
2015	5,773,000	104,352,000	-			-	110,125,000
2016	4,220,000	128,564,000	76,500,000	(a	)	-	209,284,000
2017	2,439,000	60,478,000	-			-	62,917,000
2018	2,148,000	18,007,000	-			50,000,000	70,155,000
2019	2,036,000	-	-			75,000,000	77,036,000
2020	1,981,000	8,849,000	-			-	10,830,000
2021	1,244,000	22,367,000	-			75,000,000	98,611,000
2022	1,039,000	24,323,000	-			-	25,362,000
2023	524,000	-	-			-	524,000
Thereafter	3,974,000	472,000	-			-	4,446,000

	$28,460,000	$396,062,000	$76,500,000			$200,000,000	701,022,000

Net unamortized premium							723,000

							$701,745,000

(a) Subject to two one-year extension options.

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of June 30, 2014

						Average
		Percent	Year		Percent	base rent per	Major Tenants (a)
Property Description	State	owned	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Big Y Shopping Center	CT	100%	2013	101,105	100.0%	$22.69	Big Y	63,817
Brickyard Plaza	CT	100%	2004	237,596	72.6%	7.86	Home Depot	103,003
							Kohl’s	58,966
Groton Shopping Center	CT	100%	2007	117,186	89.0%	11.21	TJ Maxx	30,000
							Goodwill	21,306
Jordan Lane	CT	100%	2005	177,504	99.2%	11.06	Stop & Shop	60,632
							CW Price	39,280
							Retro Fitness	20,283
New London Mall	CT	40%	2009	259,566	91.8%	14.62	Shop Rite	64,017
							Marshalls	30,627
							Home Goods	25,432
							Petsmart	23,500
							A.C. Moore	20,932
Oakland Commons	CT	100%	2007	90,100	100.0%	6.37	Walmart	54,911
							Bristol Ten Pin	35,189
Southington Center	CT	100%	2003	155,842	98.5%	7.08	Walmart	95,482
							NAMCO	20,000

Total Connecticut				1,138,899	91.0%	11.50

Maryland
Kenley Village	MD	100%	2005	51,894	73.7%	8.94	Food Lion	29,000
Metro Square	MD	100%	2008	71,896	100.0%	19.18	Shoppers Food Warehouse	58,668
Oakland Mills	MD	100%	2005	58,224	100.0%	13.79	Food Lion	43,470
San Souci Plaza	MD	40%	2009	264,134	78.7%	10.25	Shoppers Food Warehouse	61,466
							Marshalls	27,000
							Maximum Health and Fitness	15,612
Valley Plaza	MD	100%	2003	190,939	100.0%	4.98	K-Mart	95,810
							Ollie’s Bargain Outlet	41,888
							Tractor Supply	32,095
Yorktowne Plaza	MD	100%	2007	158,982	88.4%	13.67	Food Lion	37,692

Total Maryland				796,069	88.9%	10.63

Massachusetts
Fieldstone Marketplace	MA	100%	2005/2012	193,970	94.0%	10.61	Shaw’s	68,000
							Flagship Cinema	41,975
							New Bedford Wine and Spirits	15,180
Franklin Village Plaza	MA	100%	2004/2012	303,461	91.2%	20.39	Stop & Shop	75,000
							Marshalls	26,890
							Team Fitness	15,807
Kings Plaza	MA	100%	2007	168,243	93.6%	6.37	Work Out World	42,997
							CW Price	28,504
							Ocean State Job Lot	20,300
							Savers	19,339
Norwood Shopping Center	MA	100%	2006	102,459	98.2%	8.17	Hannaford Brothers	42,598
							Planet Fitness	18,830
							Dollar Tree	16,798
The Shops at Suffolk Downs	MA	100%	2005	121,320	100.0%	13.49	Stop & Shop	74,977
Timpany Plaza	MA	100%	2007	183,775	98.1%	7.17	Stop & Shop	59,947
							Big Lots	28,027
							Gardner Theater	27,576
Webster Plaza	MA	100%	2007	101,824	80.0%	10.93	Price Chopper	58,545
West Bridgewater Plaza	MA	100%	2007	133,039	87.7%	9.24	Shaw’s	57,315
							Big Lots	25,000
							Planet Fitness	15,000

Total Massachusetts				1,308,091	93.0%	11.75

New Jersey
Carll’s Corner	NJ	100%	2007	129,582	84.7%	8.70	Acme Markets	55,000
							Peebles	18,858
Pine Grove Plaza	NJ	100%	2003	86,089	95.1%	11.10	Peebles	24,963
Washington Center Shoppes	NJ	100%	2001	157,394	92.0%	9.07	Acme Markets	66,046
							Planet Fitness	20,742

Total New Jersey				373,065	90.2%	9.45

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of June 30, 2014

						Average
		Percent	Year		Percent	base rent per	Major Tenants (a)
Property Description	State	owned	acquired	GLA	occupied	leased sq. ft.	Name	GLA

New York
Carman’s Plaza	NY	100%	2007	194,082	89.2%	17.81	Pathmark	52,211

							Extreme Fitness	27,598
							Home Goods	25,806
							Department of Motor Vehicle	19,310

Pennsylvania
Academy Plaza	PA	100%	2001	137,592	91.2%	14.22	Acme Markets	50,918
Camp Hill	PA	100%	2002	470,117	99.3%	13.73	Boscov’s	167,597
							Giant Foods	92,939
							LA Fitness	45,000
							Orthopedic Inst of PA	40,904
							Barnes & Noble	24,908
							Staples	20,000
Circle Plaza	PA	100%	2007	92,171	100.0%	2.74	K-Mart	92,171
Colonial Commons	PA	100%	2011	461,905	88.6%	13.36	Giant Foods	67,815
							Dick’s Sporting Goods	56,000
							LA Fitness	41,325
							Ross Dress For Less	30,000
							Marshalls	27,000
							JoAnn Fabrics	25,500
							David’s Furniture	24,970
							Office Max	23,500
							Old Navy	15,500
Crossroads II	PA	100% (b)	2008	133,717	96.1%	19.94	Giant Foods	78,815
Fairview Commons	PA	100%	2007	42,314	56.2%	9.19	Family Dollar	10,789
Fort Washington Center	PA	100%	2002	41,000	100.0%	21.83	LA Fitness	41,000
Gold Star Plaza	PA	100%	2006	71,720	82.2%	8.97	Redner’s	48,920
Golden Triangle	PA	100%	2003	202,943	98.2%	12.91	LA Fitness	44,796
							Marshalls	30,000
							Staples	24,060
							Just Cabinets	18,665
							Aldi	15,242
Halifax Plaza	PA	100%	2003	51,510	100.0%	11.98	Giant Foods	32,000
Hamburg Square	PA	100%	2004	99,580	95.2%	6.44	Redner’s	56,780
							Peebles	19,683
Liberty Marketplace	PA	100%	2005	68,200	98.2%	18.00	Giant Foods	55,000
Meadows Marketplace	PA	100%	2004/2012	91,518	100.0%	15.59	Giant Foods	67,907
Mechanicsburg Center	PA	100%	2005	51,500	100.0%	21.78	Giant Foods	51,500
Newport Plaza	PA	100%	2003	64,489	100.0%	11.74	Giant Foods	43,400
Northside Commons	PA	100%	2008	69,136	100.0%	9.50	Redner’s	53,019
Palmyra Shopping Center	PA	100%	2005	111,051	94.5%	6.69	Weis Markets	46,912
							Goodwill	18,104
Port Richmond Village	PA	100%	2001	154,908	98.2%	13.65	Thriftway	40,000
							Pep Boys	20,615
							Shop of New Sorts Thrift Store	15,200
Quartermaster Plaza	PA	100%	2014	456,364	98.0%	13.90	Home Depot	150,000
							BJ’s Wholesale Club	117,718
							Conway Stores, Inc.	25,200
							Planet Fitness	23,146
							Staples	20,388
							Petsmart	19,089
River View Plaza	PA	100%	2003	226,786	88.5%	19.48	United Artists	77,700
							Avalon Carpet	25,000
							Pep Boys	22,000
							Staples	18,000
South Philadelphia	PA	100%	2003	283,415	80.9%	14.52	Shop Rite	54,388
							Ross Dress For Less	31,349
							LA Fitness	31,000
							Modell’s	20,000

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of June 30, 2014

						Average
		Percent	Year		Percent	base rent per	Major Tenants (a)
Property Description	State	owned	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania (continued)
Swede Square	PA	100%	2003	100,816	100.0%	17.19	LA Fitness	37,200
The Commons	PA	100%	2004	203,426	87.5%	8.10	Bon-Ton	54,500
							Shop ‘n Save	52,654
							TJ Maxx	24,404
The Point	PA	100%	2000	268,037	97.1%	12.54	Burlington Coat Factory	76,665
							Giant Foods	76,627
							A.C. Moore	24,890
							Staples	24,000
Trexler Mall	PA	100%	2005	339,279	90.2%	10.01	Kohl’s	90,230
							Bon-Ton	62,000
							Lehigh Wellness Partners	33,227
							Oxyfit Gym	28,870
							Marshalls	28,488
Trexlertown Plaza	PA	100%	2006	313,929	88.4%	12.22	Giant Foods	78,335
							Hobby Lobby	57,512
							Redner’s	47,900
							Big Lots	33,824
							Tractor Supply	19,097
Upland Square	PA	100%	2007	394,598	94.4%	16.95	Giant Foods	78,900
							Carmike Cinema	45,276
							LA Fitness	42,000
							Best Buy	30,000
							TJ Maxx	25,000
							Bed, Bath & Beyond	24,721
							A.C. Moore	21,600
							Staples	18,336

Total Pennsylvania				5,002,021	93.2%	13.40

Virginia
Coliseum Marketplace	VA	100%	2005	106,648	100.0%	16.13	Farm Fresh	57,662
							Michaels	23,981
Elmhurst Square	VA	100%	2006	66,250	89.6%	9.73	Food Lion	38,272
Fredericksburg Way	VA	100%	2005	63,000	100.0%	18.47	Ukrop’s Supermarket	63,000
General Booth Plaza	VA	100%	2005	71,639	96.6%	13.84	Farm Fresh	53,758
Glen Allen Shopping Center	VA	100%	2005	63,328	100.0%	6.61	Giant Foods	63,328
Kempsville Crossing	VA	100%	2005	79,147	45.8%	13.13	Farm Fresh	16,938
Oak Ridge Shopping Center	VA	100%	2006	38,700	92.2%	10.59	Food Lion	33,000
Suffolk Plaza	VA	100%	2005	67,216	100.0%	9.90	Farm Fresh	67,216

Total Virginia				555,928	90.1%	12.70

Total (93.3% leased at June 30, 2014)				9,368,155	92.2%	$12.61

(a) Major tenants are determined as tenants with 15,000 or more sq.ft of GLA, tenants at single-tenant properties, or the largest tenant at a property.

(b) Although the ownership percentage for this joint venture is 60%, the Company has included 100% of this joint venture’s debt and results of operations in its pro-rata calculations, based on partnership earnings promotes, loan guaranties, and/or other terms of the related joint venture agreement.

CEDAR REALTY TRUST, INC.

Leasing Activity

	Leases Signed	Square Feet	New Rent Per. Sq. Ft (a)	Prior Rent Per. Sq. Ft (a)	Cash Basis % Change	Tenant Improvements Per. Sq. Ft (b)	Average Lease Term (Yrs)

Total Comparable Leases
2nd Quarter 2014	55	355,000	$13.29	$12.21	8.9%	$0.67	5.5
1st Quarter 2014	38	319,300	$9.68	$8.86	9.2%	$0.74	4.7
4th Quarter 2013	40	291,000	$9.11	$8.51	7.1%	$0.78	4.4
3rd Quarter 2013	52	215,800	$13.62	$12.28	10.9%	$1.87	4.3

Total (c)	185	1,181,100	$11.34	$10.41	8.9%	$0.94	4.8

New Leases - Comparable
2nd Quarter 2014	11	62,000	$11.72	$10.86	8.0%	$3.85	9.1
1st Quarter 2014	4	7,400	$26.60	$22.45	18.5%	$31.70	7.4
4th Quarter 2013	7	20,300	$13.17	$12.58	4.7%	$11.18	6.7
3rd Quarter 2013	7	25,300	$17.24	$12.58	37.0%	$15.95	8.2

Total (c)	29	115,000	$14.16	$12.29	15.2%	$9.61	8.4

Renewals - Comparable
2nd Quarter 2014	44	293,000	$13.62	$12.49	9.0%	$0.00	4.7
1st Quarter 2014	34	311,900	$9.27	$8.54	8.6%	$0.00	4.6
4th Quarter 2013	33	270,700	$8.81	$8.20	7.4%	$0.00	4.2
3rd Quarter 2013	45	190,500	$13.14	$12.24	7.3%	$0.00	3.7

Total	156	1,066,100	$11.04	$10.20	8.2%	$0.00	4.4

Total Comparable and Non-Comparable
2nd Quarter 2014	61	380,000	$13.41	N/A	N/A	$1.38	5.8
1st Quarter 2014	40	328,200	$9.95	N/A	N/A	$2.79	4.8
4th Quarter 2013	46	361,500	$9.44	N/A	N/A	$0.84	5.9
3rd Quarter 2013	54	227,400	$14.29	N/A	N/A	$1.77	4.5

Total	201	1,297,100	$11.58	N/A	N/A	$1.66	5.3

(a) New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(b) Includes tenant allowance and landlord work. Excludes first generation space.

(c) For spaces vacant less than 12 months, the results for the trailing four quarters are as follows:

	Leases Signed	Square Feet	Cash Basis % Change

Total Comparable Leases	170	1,137,900	8.5%
New Leases - Comparable	14	71,800	12.0%

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of June 30, 2014

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant	stores	GLA	% of GLA	base rent	per sq. ft.	base rents
Top twenty tenants (a):
Giant Foods	12	787,000	8.4%	$12,054,000	$15.32	11.1%
LA Fitness	7	282,000	3.0%	4,653,000	16.50	4.3%
Stop & Shop	4	271,000	2.9%	2,805,000	10.35	2.6%
Farm Fresh	4	196,000	2.1%	2,235,000	11.40	2.1%
Home Depot	2	253,000	2.7%	2,050,000	8.10	1.9%
Staples	6	125,000	1.3%	1,982,000	15.86	1.8%
Dollar Tree	18	182,000	1.9%	1,929,000	10.60	1.8%
Shop Rite	2	118,000	1.3%	1,744,000	14.78	1.6%
BJ’s Wholesale Club	1	118,000	1.3%	1,607,000	13.62	1.5%
Redner’s	4	207,000	2.2%	1,514,000	7.31	1.4%
United Artists	1	78,000	0.8%	1,454,000	18.64	1.3%
Shaw’s	2	125,000	1.3%	1,431,000	11.45	1.3%
Big Y	1	64,000	0.7%	1,404,000	21.94	1.3%
Food Lion	5	181,000	1.9%	1,314,000	7.26	1.2%
Shoppers Food Warehouse	2	120,000	1.3%	1,237,000	10.31	1.1%
Marshalls	5	143,000	1.5%	1,187,000	8.30	1.1%
Ukrop’s Supermarket	1	63,000	0.7%	1,163,000	18.46	1.1%
Kohl’s	2	149,000	1.6%	1,113,000	7.47	1.0%
Carmike Cinema	1	45,000	0.5%	1,034,000	22.98	0.9%
TJ Maxx	4	106,000	1.1%	1,001,000	9.44	0.9%

Sub-total top twenty tenants	84	3,613,000	38.6%	44,911,000	12.43	41.2%

Remaining tenants	791	5,022,000	53.6%	63,969,000	12.74	58.8%

Sub-total all tenants (b)	875	8,635,000	92.2%	$108,880,000	$12.61	100.0%

Vacant space	N/A	733,000	7.8%

Total	875	9,368,000	100.0%

(a) Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods and Stop & Shop, (2) Farm Fresh, Shoppers Food Warehouse, and Shop ‘n Save (GLA of 53,000; annualized base rent of $120,000), (3) Marshalls, TJ Maxx and Home Goods (GLA of 51,000; annualized base rent of $609,000), and (4) Shaw’s and Acme Markets (GLA of 172,000; annualized base rent of $781,000).

(b) Comprised of large tenants (15,000 or more GLA) and small tenants as follows:

	GLA	% of GLA	Annualized base rent	Annualized base rent per sq. ft.	Percentage annualized base rents
Large tenants	6,107,000	70.7%	$63,957,000	$10.47	58.7%
Small tenants	2,528,000	29.3%	44,923,000	17.78	41.3%

Total	8,635,000	100.0%	$108,880,000	$12.61	100.0%

CEDAR REALTY TRUST, INC.

Lease Expirations

As of June 30, 2014

Year of lease expiration	Number of leases expiring	GLA expiring	Percentage of GLA expiring	Annualized expiring base rents	Annualized expiring base rents per sq. ft.	Percentage of annualized expiring base rents

Month-To-Month	41	159,000	1.8%	$1,740,000	$10.94	1.6%
2014	53	226,000	2.6%	3,288,000	14.55	3.0%
2015	138	952,000	11.0%	11,232,000	11.80	10.3%
2016	129	850,000	9.8%	10,680,000	12.56	9.8%
2017	116	838,000	9.7%	11,568,000	13.80	10.6%
2018	107	824,000	9.5%	12,192,000	14.80	11.2%
2019	95	991,000	11.5%	10,416,000	10.51	9.6%
2020	55	1,129,000	13.1%	10,932,000	9.68	10.0%
2021	37	443,000	5.1%	6,504,000	14.68	6.0%
2022	23	155,000	1.8%	2,256,000	14.55	2.1%
2023	20	210,000	2.4%	2,832,000	13.49	2.6%
2024	21	478,000	5.5%	6,444,000	13.48	5.9%
Thereafter	40	1,380,000	16.0%	18,796,000	13.61	17.3%

All tenants	875	8,635,000	100.0%	$108,880,000	$12.61	100.0%

Vacant space	N/A	733,000	N/A

Total portfolio	875	9,368,000	N/A

CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income (“Same-property NOI”)

Same-Property NOI (a) (b)

	Three months ended June 30,
	2014	2013
Base Rents	$21,286,000	$20,832,000
Expense Recoveries	5,676,000	5,492,000

Total Revenues	26,962,000	26,324,000
Operating expenses	8,053,000	7,793,000

NOI	$18,909,000	$18,531,000

Occupied	93.5%	93.2%
Leased	93.8%	93.8%
Average base rent	$12.70	$12.59

Number of same properties	52	52

NOI growth	2.0%
NOI growth, excluding dark anchor re-tenanting impact	1.0%

	Six months ended June 30,
	2014	2013
Base Rents	$42,677,000	$41,501,000
Expense Recoveries	12,867,000	12,128,000

Total Revenues	55,544,000	53,629,000
Operating expenses	17,614,000	16,572,000

NOI	$37,930,000	$37,057,000

Occupied	93.5%	93.2%
Leased	93.8%	93.8%
Average base rent	$12.70	$12.59

Number of same properties	52	52

NOI growth	2.4%
NOI growth, excluding dark anchor re-tenanting impact	1.3%

(a) Same- property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as “held for sale/conveyance”.

(b) Same-property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

CEDAR REALTY TRUST, INC.

2014 Acquisitions and Dispositions

Acquisition	Location	GLA	Date Acquired	Purchase Price

Quartermaster Plaza	Philadelphia, PA	456,364	3/21/2014	$92,300,000

Disposition	Location	GLA	Date Sold	Sales Price
Harbor Square (f/k/a Shore Mall)	Egg Harbor, NJ	344,823	2/25/2014	$25,000,000

McCormick Place	Olmstead, OH	46,000	5/6/2014	2,679,000	(a)

Gahanna Discount Drug Mart Plaza	Columbus, OH	48,667	5/27/2014	4,982,000	(a)

Fairview Plaza	New Cumberland, PA	71,979	5/27/2014	12,450,000

Townfair Center	Indiana, PA	218,610	5/29/2014	22,600,000

Lake Raystown Plaza	Huntingdon, PA	142,559	6/25/2014	19,500,000

				$87,211,000

(a) Lender accepted a deed-in-lieu of foreclosure on the property. Sales price represents mortgage loan payable, accrued interest and other expenses forgiven upon title transfer.

CEDAR REALTY TRUST, INC.

Summary of Real Estate Held for Sale/Conveyance

As of June 30, 2014

			Real estate			Average
		Percent	at book		Percent	base rent per
Property Description	State	owned	value	GLA	occupied	leased sq. ft.

Included in results from Continuing Operations

Annie Land Plaza	VA	100%	$3,644,000	42,500	97.2%	$9.50

Carbondale Plaza (a)	PA	100%	10,841,000	120,689	95.4%	7.27

Smithfield Plaza (b)	VA	100%	11,818,000	134,664	91.9%	9.12

St. James Square	MD	100%	3,671,000	39,903	100.0%	11.71

Virginia Little Creek	VA	100%	7,383,000	69,620	100.0%	12.07

Various land parcels			1,422,000	N/A	N/A	N/A

			38,779,000	407,376	95.6%	9.41

Included in results from Discontinued Operations

Huntingdon Plaza	PA	100%	2,520,000	142,845	64.9%	4.49

Maxatawny Marketplace	PA	100%	10,308,000	56,914	100.0%	12.21

			12,828,000	199,759	74.9%	7.42

Total Real Estate Held for Sale/Conveyance			$51,607,000	607,135	88.8%	$8.86

(a) Property sold on July 18, 2014.

(b) Property secures a mortgage loan payable of $6.6 million, with a stated interest rate of 6.2%, maturing in May 2016.

CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Use of Funds From Operations (“FFO”)

FFO is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand a REIT’s operating performance. The Company considers FFO an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.

The Company computes FFO in accordance with the “White Paper” published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), excluding impairment charges, excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income applicable to common shareholders or to cash flow from operating activities. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

The Company also presents “Operating FFO”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as acquisition costs, amounts relating to early extinguishment of debt, gain on extinguishment of debt obligations, employee termination costs, and preferred stock redemption costs.

Use of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)

EBITDA is another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense and amortization of deferred financing costs, and depreciation and amortization, from income from continuing operations.

The Company also presents “Adjusted EBITDA”, which excludes certain items that are not indicative of the results provided by the Company’s operating portfolio and that affect the comparability of the Company’s period-over-period performance, such as acquisition costs, impairment charges/reversals, employee termination costs, and gain on sales of real estate. The ratios of debt to Adjusted EBITDA, Adjusted EBITDA to interest expense, and Adjusted EBITDA to fixed charges are additional related measures of financial performance. Because EBITDA from one company to another excludes some, but not all, items that affect net income, the computations of EBITDA may vary from one company to another.